EQ ADVISORS TRUSTSM

EQ/Templeton Global Equity Managed Volatility Portfolio

SUPPLEMENT DATED DECEMBER 31, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for the EQ/Templeton Global Equity Managed Volatility Portfolio.

Effective December 31, 2019, Norman Boersma and Heather Arnold will no longer serve as members of the team that is responsible for the securities selection, research, and trading for the Active Allocated Portion of the EQ/Templeton Global Equity Managed Volatility Portfolio. All references to Norman Boersma and Heather Arnold in the Summary Prospectus, Prospectus and SAI are deleted in their entirety as of that date.